Columbia Funds Variable Insurance Trust
                  Supplement to the Prospectuses dated May 1, 2007

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           Columbia Asset Allocation Fund, Variable Series                Columbia Money Market Fund, Variable Series
          Columbia Federal Securities Fund, Variable Series              Columbia S&P 500 Index Fund, Variable Series
            Columbia International Fund, Variable Series                Columbia Small Cap Value Fund, Variable Series
           Columbia Large Cap Growth Fund, Variable Series            Columbia Small Company Growth Fund, Variable Series
           Columbia Large Cap Value Fund, Variable Series               Columbia Strategic Income Fund, Variable Series
            Columbia Mid Cap Value Fund, Variable Series
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                           (Each a "Fund" and together the "Funds.")


1. For each Fund, paragraph five of the section of the prospectus entitled "SHAREHOLDER INFORMATION; Fund Policy on Trading of Fund Shares" is replaced in its entirety with the following:

     Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit does not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.















                                                              November 14, 2007